UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2007

IDEARC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, DFW Airport, Texas 75261

(Address of principal executive offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The following unaudited financial information of Idearc Inc. is attached as Exhibit 99.1 to this report:

•	Published print revenue (non-GAAP) for each quarterly period in fiscal years 2006, 2005 and 2004;

•	Pro forma consolidated statement of income (non-GAAP) for the year ended December 31, 2006 and each quarterly period in fiscal year 2006;

•	Pro forma consolidated statement of income (non-GAAP) for the year ended December 31, 2005; and

•	Reconciliations of each of the foregoing to the most directly comparable financial measure calculated in accordance with generally accepted accounting principles (GAAP).

In addition, the attached financial information will be posted on the company’s website at ir.idearc.com.

Non-GAAP Measures

The unaudited financial information attached as Exhibit 99.1 to this report includes financial information prepared in conformity with GAAP as well as non-GAAP financial information. The non-GAAP financial information includes:

•	adjusted consolidated statements of income;

•	pro forma consolidated statements of income;

•	operating income before interest, taxes, depreciation and amortization (OIBITDA), as well as OIBITDA based on our adjusted and pro forma consolidated statements of income;

•	OIBITDA margin, as well as OIBITDA margin based on our adjusted and pro forma consolidated statements of income; and

•	published print revenue.

The non-GAAP financial information may be determined or calculated differently by other companies.

The adjusted consolidated statements of income eliminate one-time costs associated with our spin-off from Verizon Communications Inc. because of their non-operational and non-recurring nature. The pro forma consolidated statements of income eliminate these one-time spin-off costs and make adjustments for special items that are intended to present our financial results as if Idearc (i) had been a stand-alone entity for the entire period presented and (ii) had exited the commercial printing business and entered into a new printing contract as of the beginning of the applicable period. Descriptions of the eliminations and adjustments used to prepare our adjusted and pro forma consolidated statements of income are provided in the financial information attached as Exhibit 99.1 to this report.

Management believes the presentations of adjusted and pro forma operating performance assist readers in better understanding our results of operations and trends from period to period, consistent with management’s evaluation of Idearc’s consolidated results of operations for a variety of internal measures including strategic business planning, capital allocation and compensation. Management believes that the adjusted and pro forma consolidated statements of income are more indicative of future operating results than GAAP results of operations, given the non-operational and/or non-recurring nature of the items eliminated and the on-going nature of the items included for purposes of reporting results of operations on

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an adjusted and pro forma basis. As a result of these factors, management provides this information externally, along with a reconciliation to their comparable GAAP amounts, so readers have access to the detail and general nature of adjustments made to GAAP results.

Management believes that OIBITDA and OIBITDA margin are also useful to investors and other users of our financial information in evaluating our operating financial performance for the reasons described in the immediately preceding paragraph. OIBITDA is determined by adding back depreciation and amortization to operating income. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue. OIBITDA and OIBITDA margin are used internally to evaluate current operating expense efficiency and operating profitability on a more variable cost basis by excluding the interest, taxes, depreciation and amortization expenses related primarily to capital expenditures that occurred in prior years, as well as for compensation.

Published print revenue represents the total revenue value of directories published that will be amortized over the life of the directories, which is typically 12 months. Management believes that published print revenue is useful to investors in understanding and evaluating our results of operations and trends from period to period. Management uses published print revenue as a leading indicator of amortized print products revenue and for a variety of internal measures, including compensation.

Management provides non-GAAP financial information to enhance understanding of Idearc’s GAAP consolidated financial statements and readers should consider them in addition to, but not instead of, Idearc’s financial statements prepared in accordance with GAAP.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Financial Information of Idearc Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEARC INC.

By:	/s/ Andrew Coticchio
Name:	Andrew Coticchio
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: February 16, 2007

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Financial Information of Idearc Inc.

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